UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                            July 21, 2005

            HNI Corporation
(Exact Name of Registrant as Specified in Charter)

                    Iowa                                                 0-2648                                  42-0617510
     (State or Other Jurisdiction                          (Commission                           (IRS Employer
             of Incorporation)                                  File Number)                          Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code:                (563) 264-7400

                                    N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
           (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
           (17 CFR 240.13e-4(c))

Item 8.01    Entry Into A Material Definitive Agreement.

On July 21, 2005, HNI Corporation issued a press release announcing its financial results for the second quarter - fiscal 2005.  A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits.

            The following exhibit relating to Item 1.01 is filed as a part of this Current Report on Form 8-K.

            Item No.            Description

              99.1                  Text of press release dated July 21, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	July 21, 2005	By	/s/ Jerald K. Dittmer
Jerald K. Dittmer Vice President and Chief Financial Officer

Exhibit Index

Item No.            Description

99.1                    Text of press release dated July 21, 2005.